Exhibit 10.7

FIRST AMENDMENT

TO THE

RUDDICK CORPORATION KEY EMPLOYEE LIFE INSURANCE PLAN

By the authority granted the undersigned officer of Harris Teeter Supermarkets, Inc. (f/k/a Ruddick Corporation), this First Amendment to the Ruddick Corporation Key Employee Life Insurance Plan (“Plan”) is hereby adopted and approved as follows:

1.	The introductory paragraph of the Plan shall be amended and restated in its entirety as follows:

The Harris Teeter Supermarkets, Inc. Key Employee Life Insurance Plan (f/k/a Ruddick Corporation Key Employee Life Insurance Plan) was established to provide certain key employees of Harris Teeter Supermarkets, Inc. (f/k/a Ruddick Corporation) and other participating companies with life insurance and other benefits in place of the group term life insurance provided to other employees of Harris Teeter Supermarkets, Inc. and other participating companies.

2.	Section 1.01 of the Plan shall be amended and restated in its entirety as follows:

1.01 Title. This Plan shall be known as the Harris Teeter Supermarkets, Inc. Key Employee Life Insurance Plan.

3.	Section 2.08 of the Plan shall be amended and restated in its entirety as follows:

2.08 “Company” means Harris Teeter Supermarkets, Inc. (f/k/a Ruddick Corporation), a North Carolina corporation, and any successor to Harris Teeter Supermarkets, Inc.

4.	Section 2.18 of the Plan shall be amended and restated in its entirety as follows:

2.18 “Plan” means the Harris Teeter Supermarkets, Inc. Key Employee Life Insurance Plan (f/k/a the Ruddick Corporation Key Employee Life Insurance Plan) as contained herein, and as may be amended from time to time hereafter.

5.	The first paragraph of Section 3.01 of the Plan shall be amended and restated in its entirety as follows:

The eligibility rules for determining participation in the Plan have been established by the Company, Harris Teeter, and American & Efird. After meeting the specific eligibility criteria below, and upon approval by the Chairman of the Board, President and Chief Executive Officer of Harris Teeter Supermarkets, Inc., an Employee will become eligible for participation in the Plan.

IN WITNESS WHEREOF, this First Amendment to the Ruddick Corporation Key Employee Life Insurance Plan is adopted effective April 2, 2012.

HARRIS TEETER SUPERMARKETS, INC.

By: /S/ JOHN B. WOODLIEF

John B. Woodlief, Executive Vice President
and Chief Financial Officer